EXHIBIT 10.1

     NINTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND WAIVER OF DEFAULTS

     This Amendment, dated as of April 10, 2002, is made by and between FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 9, 1998, as amended by that certain Amendment to Credit and Security Agreement and Waiver of Defaults dated April 13, 1999, as amended by that certain Second Amendment to Credit and Security Agreement dated November 10, 1999, as amended by that certain Third Amendment to Credit and Security Agreement dated March 24, 2000, as amended by that certain Fourth Amendment to Credit and Security Agreement dated August 3, 2000, as amended by that certain Fifth Amendment to Credit and Security Agreement dated November 8, 2000, as amended by that certain Sixth Amendment to Credit and Security Agreement dated March 9, 2001, as amended by that certain Seventh Amendment to Credit and Security Agreement dated May 30, 2001 as amended by that certain Eighth Amendment to Credit and Security Agreement and Waiver of Defaults dated November 15, 2001 (collectively, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Borrowing Base" means, at any time the lesser of:

          (a)  the Maximum Line; or

          (b) subject to change from time to time in the Lender's sole discretion, the sum of:

               (A) the lesser of (x) 85% of Eligible Accounts, or (y) $6,500,000.00, plus

               (B) during the Foreign Accounts Eligibility Period, the lesser of (A) 85% of Eligible Foreign Accounts or (B) $500,000.00, plus

               (C) the lesser of (x) 60% of Eligible Inventory (exclusive of Eligible Raw Materials Inventory), or (y) $2,500,000.00 from March 1 through September 30 of each year and $3,000,000.00 from October 1 of each year through February 28 of each subsequent year, plus

               (D) the lesser of (x) 50% of Eligible Raw Materials Inventory, or (y) $500,000.00, plus

               (E) On November 1, 2001 an overadvance (the "2001 Overadvance Limit") in an amount not to exceed $400,000.00. The 2001 Overadvance Limit shall automatically be reduced to $300,000.00 on July 1, 2002, to $200,000.00 on August 1, 2002, to $100,000.00
                    on September 1, 2002 and to $0.00 on October 1, 2002. In each year thereafter, if but only if Lender, in its sole and absolute discretion, elects to make overadvance Revolving Advances, in any given fiscal year, commencing on December 1 2002 and on November 1 in each year thereafter, an overadvance in the amount not to exceed $500,000.00 (the "Overadvance Limit"). The 2002 Overadvance Limit and each Overadvance Limit thereafter shall be automatically reduced to $400,000.00 on March 1 of the immediately following year, to $300,000.00 on April 1 of the immediately following year, to $200,000.00 on May 1 of the immediately following year and to $0.00 on June 1 of the immediately following year. No Overadvance Limit shall exist at any time from June 1 through October 31 in any year subsequent to 2002.

          (b) There is hereby added to Section 1.1 of the Credit Agreement a new definition which provides for "Eligible Foreign Accounts" as follows:

               "Eligible Foreign Accounts" means Accounts due and owing by an Account debtor located outside the United States; but excluding any Accounts having any of the following characteristics:

                    (i) (A) That  portion  of  Accounts  unpaid  90 days or more after the invoice date, or 60 days or more after stated due date;

                    (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

                    (iii) That  portion of Accounts  not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                    (iv) That  portion of Accounts  for which an invoice has not been sent to the applicable account debtor;

                    (v) Accounts owed by any unit of government;

                    (vi) Accounts  owed by an account  debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

                    (vii) Accounts owed by an Owner, Subsidiary, Affiliate, Officer or employee of the Borrower;

                    (viii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any Lien in favor of any Person other than the Lender;

                    (ix) That  portion of Accounts  that has been  restructured, extended, amended or modified;

                    (x) That portion of Accounts that  constitutes  advertising, finance charges, service charges or sales or excise taxes;

                    (xi) That portion of Accounts owed by any one Account debtor that would permit Revolving Advances supported by such Account debtor's Accounts to exceed $300,000 at any one time;

                    (xii) Accounts denominated in any currency other than United
               States dollars, Canadian dollars, French francs, Swiss francs, German marks, Japanese yen, United Kingdom pounds sterling or Euros;

                    (xiii)  Accounts  with respect to which the Borrower has not
               instructed   the  Account  debtor  to  pay  the  Account  to  the
               Collateral Account or Lockbox;

                    (xiv) Accounts owed by debtors located in countries not acceptable to the Lender in its sole discretion;

                    (xv) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 20% or more of the total amount due under Accounts from such debtor is ineligible under clauses
               (i), (ii) or (ix) above;

                    (xvi) Accounts owed by an Account debtor, regardless of whether otherwise eligible, in excess of 15% of total Accounts; and

                    (xvii) Accounts otherwise deemed  unacceptable to the Lender in its sole discretion.

          (c) The definition of "Foreign Accounts Eligibility Period" contained in Section 1.1 of the Credit agreement is hereby deleted and replaced as follows:

          "Foreign Accounts Eligibility Period" means the period beginning May 1 of each year and ending April 30 of the succeeding year.

          (d) The definitions of "Capital Expenditures Floating Rate, "Overadvance Floating Rate", "Revolving Floating Rate" and "Term Floating Rate" contained in Section 1.1 of the Credit Agreement are hereby deleted and replaced as follows:

          "Capital Expenditures Floating Rate" means an annual rate equal to the sum of the Prime Rate plus four and one-quarter of one percent (4.25%). The Capital Expenditures Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus one and one-quarter of one percent (1.25%) on the first day of the first full month following Lender's receipt of Borrower's 2003 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2003 fiscal year of not less than $600,000.00 (exclusive of non-cash expenses resulting from the conversion in Borrower's 2003 fiscal year of an amount, which when added to the amount of debt converted to equity in Borrower's 2002 fiscal year, is not more than $1,675,000 of subordinated debt to equity at the rate of $.25 of debt per share of Common Stock of the Guarantor, the "Non-Cash Expenses"), (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2003 fiscal year by not less than $600,000.00 (exclusive of the Non-Cash Expenses), and
          (iii) there is not a then existing Event of Default or Default Period. The Capital Expenditures Floating Rate shall change when and as the Prime Rate changes.

          "Overadvance Floating Rate" means an annual rate equal to the sum of the Prime Rate plus six and one-quarter of one percent (6.25%). The

          Overadvance Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus three and one-quarter percent (3.25%) on the first day of the first full month following Lender's receipt of Borrower's 2003 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2003 fiscal year of not less than $600,000.00 (exclusive of the Non-Cash Expenses), (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2003 fiscal year by not less than $600,000.00 (exclusive of the Non-Cash Expenses), and (iii) there is not a then existing Event of Default or Default Period. The Overadvance Floating Rate shall change when and as the Prime Rate changes.

          "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus four and one-quarter of one percent (4.25%). The Revolving Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus one and one-quarter percent (1.25%) on the first day of the first full month following Lender's receipt of Borrower's 2003 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2003 fiscal year of not less than $600,000.00 (exclusive of the Non-Cash Expenses), (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2003 fiscal year by not less than $600,000.00 (exclusive of the Non-Cash Expenses), and (iii) there is not a then existing Event of Default or Default Period. The Revolving Floating Rate shall change when and as the Prime Rate changes.

          "Term Floating Rate" means an annual rate equal to the sum of the Prime Rate plus four and three-quarters of one percent (4.75%). The Term Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus one and three-quarter of one percent (1.75%) on the first day of the first full month following Lender's receipt of Borrower's 2003 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2003 fiscal year of not less than $600,000.00 (exclusive of the Non-Cash Expenses), (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2003 fiscal year by not less than $600,000.00
          (exclusive of the Non-Cash Expenses), and (iii) there is not a then existing Event of Default or Default Period. The Term Floating Rate shall change when and as the Prime Rate changes.

          (e) There is hereby added a new Section 2.8(i) to the Credit Agreement which provides as follows:

          (i) DEFAULT PERIOD INTEREST. In the event any event of default occurs under Sections 6.12, 6.13, 6.14, 6.15 or 7.10 applicable to any fiscal quarter or year end of Borrower through and including May 31, 2002 then, in addition to the interest payable pursuant to Sections 2.8(a), 2.8(b), 2.8(c), 2.8(d), 2.8(f),
          2.8(g) and 2.8(h) above, effective retroactively to February 1, 2002, the outstanding principal balances of the Revolving Note, the Term Note and the Capital Expenditures Note shall automatically additionally bear interest at an annual rate equal to one percent (1.0%). The interest accruing pursuant to this
          Section 2.8(i) is collectively referred to as the "Default Period Interest".

          (f) There is hereby added a new Section 2.9(g) to the Credit Agreement which provides as follows:

          (g) Foreign Account Eligibility Fee. The Borrower agrees to pay the Lender a quarterly Foreign Account Eligibility Fee in the amount of $1,250.00. Such quarterly fee shall be due and payable in advance on the first day of each fiscal quarter of the Borrower.

          (g) Section 5.12 of the Credit Agreement is hereby deleted and replaced as follows:

          Section 5.12 ENVIRONMENTAL MATTERS.


               (a) DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                    (i) "Environmental  Law" means any federal,  state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                    (ii) "Hazardous Substances" means pollutants,  contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

               (b) The Premises were acquired by Borrower from Brunswick Corporation. In accordance with the provisions of the Connecticut

          Transfer Act, Brunswick Corporation accepted responsibility for environmental remediation of the site. Other than Hazardous Substances for which Brunswick has assumed responsibility and except for the information in subparagraph 5.12(f) below, to the Borrower's best knowledge, there are not present in, on or under the Premises any
          Hazardous  Substances  in  such  form or  quantity  as to  create  any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability, except for those Hazardous Substances identified in the April 1996 Phase II Environmental Site Assessment of the Premises by GZA GeoEnvironmental, Inc. with respect to which Brunswick Corporation is contractually obligated to remediate.

               (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

               (d) Except for the ongoing actions by Brunswick Corporation under the Connecticut Transfer Act and except as noted in the concluding three sentences of this subparagraph 5.12(d), there are no requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto that have not been appropriately resolved to the satisfaction of the administrative agency having jurisdiction over the matter. Provided, however, there is an outstanding Notice of Violation for noncompliance with a State of Connecticut water discharge permit. The Borrower has taken appropriate steps to resolve this issue with the State of Connecticut and had made changes in its discharge system to prevent further violations. The Borrower's financial statements make provisions for cost of the system and the fine that might be imposed.

               (e) Except as set forth in Section 5.12(d), to the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit, for which a renewal application has not been submitted, required under any Environmental Law is scheduled to expire within 12 months (other than those that are renewed on an annual basis) and there is no threat known to the Borrower that any such permit currently held by Borrower will be withdrawn, terminated, limited or materially changed. Provided, however, that the water discharge permit referenced in subparagraph 5.12(d) will be materially changed from the previous permit.

               (f) To the Borrower's best knowledge, the Premises is not listed on the National Priorities List, or any similar federal, state or local list, schedule, log, inventory or database. Provided, however, the premises have been listed on the Comprehensive Environmental Response, Compensation and Liability Information System.

               (g) The Borrower has delivered to Lender all environmental assessments in Borrower's possession or which Borrower has knowledge of, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses (while under the ownership of the Borrower).

          (h) Effective April 1, 2002, Section 6.13 of the Credit Agreement is hereby deleted and replaced as follows:

          Section 6.13 NET WORTH. The Borrower covenants that as of May 31, 2001, the aggregate consolidated Net Worth of FMM, FMS and the Covenant Entities was $13,841,589.69. The Borrower covenants that said aggregate consolidated Net Worth as of the end of each future fiscal quarter end shall increase by not less than (or in the event a decrease is allowed, decrease by not more than) the amounts set forth below as measured from the immediately preceding fiscal year ending aggregate consolidated Net Worth.

          Quarter Ending                     Net Worth Increase (Decrease)
          --------------                     -----------------------------
          February 28, 2002                  ($3,200,000.00)
          May 31, 2002                       ($2,700,000.00)
          August 31, 2002                    ($50,000.00)
          November 30, 2002 and each
          November 30 thereafter             ($300,000.00)
          February 28, 2003 and each
          February 28 thereafter             ($100,000.00)

          May 31, 2003 and each May 31
          thereafter                         $600,000.00
          August 31, 2003 and each
          August 31 thereafter               $0.00

          For purposes of calculating the above covenants for the quarters ending February 28, 2002 and May 31, 2002 only, the calculation of the Net Worth Decrease shall be exclusive of goodwill impairment, non-cash increase in the valuation allowance on deferred income tax assets, amortization of non-cash expenses associated with the issuance of warrants to the Johnston Family Charitable Foundation on October 26, 2001, non-cash expenses resulting from the conversion of subordinated debt (owed to the Johnston Family Charitable Foundation arising pursuant to an instrument dated October 26, 2001), to equity, non-cash expenses resulting from modifications to "in the money" options held by employees who lost their jobs in connection with the corporate restructuring approved on September 25, 2001 (collectively the "Fiscal Year 2002 Non-Cash Expenses"). For purposes of calculating the above covenants for the quarters in the Borrower's 2003 fiscal year only, the Net Worth Increase and Net Worth Decrease, as applicable, shall be exclusive of amortization (not to exceed $300,000.00) of non-cash expenses associated with the issuance of warrants to the Johnston Family Charitable Foundation on October 26, 2001 (the "Non-Cash Warrant Expenses") and the Non-Cash Expenses.

               (i) Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

          Section 6.14 NET INCOME. The Borrower covenants that FMM, FMS and the Covenant Entities shall achieve an aggregate consolidated Net Income of at least (or, in the event a Net Loss is allowed for such fiscal quarter, a Net Loss of not more than) the amount set forth below for each fiscal quarter as measured from the immediately preceding fiscal year end.

          Quarter Ending                              Net Income (Loss)
          --------------                              -----------------
          February 28, 2002                           ($3,200,000.00)
          May 31, 2002                                ($2,700,000.00)
          August 31, 2002                             ($50,000.00)
          November 30, 2002 and each
          November 30 thereafter                      ($300,000.00)

          February 28, 2003 and each
          February 28 thereafter                       ($100,000.00)
          May 31, 2003 and each May 31
          thereafter                                   $600,000.00
          August 31, 2003 and each
          August 31 thereafter                         $0.00

          For purposes of calculating the above covenants for the quarters ending February 28, 2002 and May 31, 2002 only, the calculation of the Net Loss shall exclude the Fiscal Year 2002 Non-Cash Expenses. For purposes of calculating the above covenants for the quarters in the Borrower's 2003 fiscal year only, the Net Income and Net Loss, as applicable, shall exclude the Non-Cash Warrant Expenses and the Non-Cash Expenses.

               (j) Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

          Section 6.15 MONTHLY NET INCOME/NET LOSS. The Borrower covenants that beginning with March 1, 2002, and continuing for each month thereafter, FMM, FMS and the Covenant Entities shall achieve an aggregate consolidated Net Income of not less than (or in the event a Net Loss is allowed for such month, a Net Loss of not more than) the amounts set forth below for each month as measured from the last day of the immediately preceding month.

          Month                                            Net Income/(Net Loss)
          -----                                            ---------------------
          March, 2002                                      ($50,000.00)
          April, 2002                                      $150,000.00
          May, 2002                                        $150,000.00
          June of 2002 and each June thereafter            $0.00
          July of 2002 and each July thereafter            $0.00
          August of 2002 and each August thereafter        ($300,000.00)
          September of 2002 and each September
          thereafter                                       ($150,000.00)
          October of 2002 and each October thereafter      ($200,000.00)
          November of 2002 and each November thereafter    ($100,000.00)

          December of 2002 and each December thereafter    ($350,000.00)
          January, 2003 and each January thereafter        ($50,000.00)
          February, 2003 and each February thereafter      $0.00
          March, 2003 and each March thereafter            $0.00
          April, 2003 and each April thereafter            $0.00
          May, 2003 and each May thereafter                $0.00

          For purposes of calculating the above covenants for the months through and until May 31, 2002 only, the calculation of the Net Income/Net Loss shall exclude the Fiscal Year 2002 Non-Cash Expenses. For purposes of calculating the above covenants for the months of June through October in the Borrower's 2003 fiscal year only, the calculation of the Net Income/Net Loss shall exclude the Non-Cash Warrant Expenses and the Non-Cash Expenses.

          3. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

          4. THE EQUIPMENT APPRAISAL. Lender shall have the right to cause Borrower's Equipment to be appraised by an appraiser satisfactory to the Lender (the "Appraisal"). Borrower shall, upon demand, reimburse Lender for any and all costs incurred by Lender in connection with the Appraisal.

          5. WAIVER OF DEFAULTS. The Borrower has indicated that for the quarter ending February 28, 2002, the Borrower was in default of the following provisions of the Credit Agreement (collectively, the "Existing Defaults"):

               (a) The Borrower and the Covenant Entities have exceeded the permitted Net Worth Decrease in violation of Section 6.13 of the Credit Agreement.

               (b) The Borrower and the Covenant Entities have failed to achieve the required Net Income in violation of Section 6.14 of the Credit Agreement.

               (c) The Borrower and the Covenant Entities have exceeded the permitted Net Loss in violation of Section 6.15 of the Credit Agreement.

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

          6. DEFAULT WAIVER FEE. The Borrower shall pay the Lender a fully earned, non-refundable fee in the amount of $15,000.00 in consideration of the waiver set forth in Section 5 above. Said fee shall be due and payable on October 1, 2002.

          7. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Paragraph 5 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

               (a) Subordination Agreements, properly acknowledged by the Borrower and Covenant Entities and properly executed on behalf of the Borrower, the Covenant Entities and Richard and Jayne Johnston, Trustees of the Johnston Family Living Trust (the "Trust"), Christopher A. Johnston, Charles S. Mechem, Jr., John C. Lauchnor and DWR Custodian for Kenneth Warren Attorney at Law f/b/o Kenneth J. Warren VIP+ Profit Sharing Plan dated March 24, 1997, Account No. 362 050358 036.

               (b) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

               (c) A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the certificate of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying as to the officers and agents of the Borrower who have been authorized to sign and to act on behalf of the Borrower and setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

               (d) A guaranty (the "Trust Guaranty"), properly executed and notarized by the Trust which Guaranty shall be applicable to the repayment of the Overadvance to the extent set forth in the Guaranty.

               (e) An opinion of the Borrower's counsel as to the matters set forth in Paragraphs 8(a) and 8(b) hereof and as to such other matters as the Lender shall require.

               (f) An opinion of the Trust counsel (licensed to practice law in the State of Wyoming) as to the enforceability and validity of the Guaranty and as to such other matters as Lender shall require.

               (g) An amendment to the Trust Agreement applicable to the Trust.

               (h) Evidence satisfactory to Lender than any and all indebtedness owed by Borrower, the Covenant Entities and Royal Precision, Inc., to the Johnston Family Charitable Foundation has been fully and finally converted to equity.

               (i) Such other matters as the Lender may require.

          8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

               (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

               (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the certificate of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

               (c)  All of  the  representations  and  warranties  contained  in
Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

          9. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          10. NO OTHER WAIVER. Except as set forth in Paragraph 5 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default, Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

          11.  RELEASE.   The  Borrower,   and  the  Guarantor  by  signing  the
Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

          12. REPAYMENT TO THE TRUST. In the event the Trust pays amounts to Lender pursuant to the terms of the Trust Guaranty (collectively "Guaranty Payments"), the Borrower shall have the right to repay such amounts to the Trust if but only if:

               (a) The aggregate of all payments made to the Trust by Borrower, the Covenant Entities and Royal Precision, Inc. does not exceed the aggregate amount of the Guaranty Payments.

               (b) No Borrower default has occurred and is continuing or will occur as a result of or immediately following any such payment.

               (c) After giving effect to any and all payments made to the Trust by the Borrower, the Covenant Entities and Royal Precision, Inc. the sum of the Revolving Advances and the L/C Amounts under the Credit Agreement and the RG Credit Agreement does not exceed Aggregate Availability under the Credit Agreement and the RG Credit Agreement.

          13. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 6 hereof.

          14. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                      WELLS FARGO BUSINESS CREDIT, INC.,
                                      a Minnesota corporation


                                      By
                                         ---------------------------------------

                                         Its
                                             -----------------------------------


                                      FM PRECISION GOLF MANUFACTURING CORP.,
                                      a Delaware corporation


                                      By /s/ John C. Lauchnor
                                         ---------------------------------------
                                         John C. Lauchnor, President


                                      FM PRECISION GOLF SALES CORP.,
                                      a Delaware corporation


                                      By /s/ John C. Lauchnor
                                         ---------------------------------------
                                         John C. Lauchnor, President

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The  undersigned,  a guarantor of the  indebtedness  of FM  Precision  Golf
Manufacturing Corp., and FM Precision Golf Sales Corp., each Delaware corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., (the "Lender") pursuant to a Guaranty dated as of
October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 11 of the Amendment) and execution thereof;
(iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                        ROYAL PRECISION, INC., a Delaware
                                        corporation


                                        By /s/ John C. Lauchnor
                                           -------------------------------------
                                           John C. Lauchnor, President